EXHIBIT 10.27

                              AMENDED AND RESTATED
                                    AGREEMENT


         THIS AGREEMENT ("Agreement") is made as of November 3, 1997, between EMCON, A California corporation, (the "Company"), and R. Michael Momboisse, (the "Employee"). Unless otherwise indicated, certain of the capitalized terms used herein are defined in Exhibit A and shall have the meaning as assigned.

                                    RECITALS

         A. The Company recognizes that the possibility of a Change of Control Event exists and that the Employee possesses an intimate knowledge of the Company. The Board of Directors of the Company (the "Board") believes that it is necessary that the Company be able to call on the Employee for advice upon the occurrence of a Change of Control Event. The Board also believes that the existence of this Agreement will enhance the Company's ability to call on and rely upon such Employee.

         B. The Company and the Employee desire to enter into this Agreement in order to provide additional compensation and benefits to the Employee in recognition of past services and to encourage Employee to continue employment with the Employer.

         C. It is intended by the parties that the provisions of paragraphs 2 and 3 of this Agreement shall be effective during the eighteen (18) month period following a Change of Control Event.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and Employee agree as follows:

         1. Term: Operation of Agreement. Except as provided in paragraph 1(a) below, this Agreement shall be effective immediately, and, except as provided in paragraph 1(b) below, shall terminate on the eighteenth (18) month anniversary following any Change of Control Event.

                  (a) The provisions of paragraphs (2) and (3) of this Agreement shall not become effective unless (i) there is a Change of Control Event and
(ii) the Employee is employed by the Company immediately prior to the Change of Control Event. Notwithstanding the foregoing, if the Employee's employment with the Company is terminated within the ninety (90) day period immediately preceding a Change of Control Event and such termination would have constituted a Termination as defined in Exhibit A if termination had occurred after the Change of Control Event, the termination will be deemed to have occurred the day after the Change of Control Event, such that paragraphs 2 and 3 shall be effective as to such termination.

                  (b) This Agreement shall terminate on the first to occur of the following:

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                           (i)      The termination of the Employee's employment
with the Company prior to a Change of Control Event unless such termination is deemed to occur the day after such Change of Control Event as provided in paragraph 1(a) above.

                           (ii)     Subject to the provisions of paragraph 3(f)
below, the termination of the Employee's employment following a Change of Control Event is due to any of the following: (a) termination by the Company with Cause, (b) death of the Employee, (c) Permanent Disability of the Employee or (d) voluntary termination of employment by the Employee without Good Reasons.

         2. Service. Once a Change of Control Event occurs, the Employee shall not voluntarily terminate his employment with the Company until ninety (90) days after such Event has occurred. Following a Change of Control Event, the Company shall not terminate the Employee's employment with the Company, except in accordance with this Agreement and the Company shall provide not less than ninety (90) days prior written notice of such Termination to the Employee.

         3. Payments and Benefits Upon Termination. The Employee shall be entitled to the following payments and benefits following Termination:

                  (a) Termination Payment. The Company shall pay the Employee within ten (10) days of the date of Termination an amount equal to the sum of twenty-four (24) months cash salary and a prorated cash bonus, if earned and otherwise due.

                  (b) Welfare Plan Benefits. The Employee shall be entitled to continuation of medical insurance coverage under the Company's Continuation of Benefits Program for Former Senior Executives (originally implemented by the Company on January 1, 1993). The Company shall pay the cost of medical insurance coverage for a period equal to the lesser of (i) twenty-four months following the date of Termination or (ii) until the Employee is provided by another employer with medical insurance benefits. The Employee shall notify the Company within ten (10) days of any employment by the Employee during the period the Company is paying for medical insurance coverage pursuant to this paragraph 3(b).

                  (c) Vesting of Benefits.  Employee  shall  become  immediately
vested  in  full  in  any  and  all  employment  benefits,   including,  without
limitation:

                           (i)  Employee's interest in the EMCON Shared Savings
and Profit Sharing Plan, including the Company match portion; provided that if such action is found to be a violation of ERISA, the Company shall have the option of instead paying the Employee an amount which after taking account for applicable withholding, equals the unvested balance of the Company match portion of the Employees account.

                           (ii)  all amounts payable as salary continuation and
noncompetition payments under the salary continuation agreements between the Employee and the Company dated January 1993, November 1994; and November 9, 1996, as well as any similar agreements that have been or may hereafter be entered into between Employee and the Company; provided that (A) the portion of such payments representing salary continuation payments shall be immediately

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due  and  payable  upon  full  vesting  and  (B) the  portion  of such  payments representing noncompetition payments shall be paid to Employee in equal monthly installments over a three-year period commencing from the date of departure from the Company and for so long during the subsequent three-year period as the Employee is not employed by a competitor or potential competitor of the Company. For purposes of the foregoing, a competitor or potential competitor of the Company shall be defined as an environmental engineering, consulting or construction company not affiliated with the Company. (iii) all incentive and non-qualified stock options to purchase the Company's (or its successor's) capital stock, and

                           (iv)   all restricted stock agreements.

                  (d) Continued Right to Exercise Options. Employee shall retain the right to exercise all of the incentive and nonqualified stock options held by Employee and referred to in paragraph 3(c)(iii) above for a period of up to three years after Employee's departure from the Company or, if earlier, until expiration of the original term of the respective option agreements, and for these purposes Employee shall be considered a continuing employee of EMCON.

                  (e) No Mitigation. All payments and benefits to which the Employee is entitled under this Agreement shall be made and provided without offset, deduction or mitigation on account of income the Employee may receive from other employment or otherwise, except as provided in paragraph 3(b) above.

                  (f)  Death of the  Employee.  In the  event of the  Employee's death  subsequent  to  Termination,  all payments and benefits  required by this
Agreement shall be paid to the Employee's designated beneficiary or beneficiaries or, if he has not designated a beneficiary or beneficiaries, to his estate.

         4. Arbitration. Any claim, dispute or controversy arising out of or in any way relating to the parties' employment relationship (including, but not limited to, any claims of wrongful termination or age, sex or other discrimination), this Agreement, the interpretation of this Agreement or the alleged breach thereof shall be submitted by the parties to binding arbitration by the American Arbitration Association in San Mateo County, California; provided, however, that this arbitration provision shall not apply to any disputes or claims relating to or arising out of the misuse or misappropriation of the Company's trade secrets or confidential and proprietary information.

         5. Conflict in Benefits. This Agreement amends and restates that certain Agreement between the Employee and the Company dated November 30, 1995 and shall supersede all other prior arrangements, whether written or oral, and understandings regarding the subject matter of this Agreement; provided, however, that this Agreement is not intended to and shall not affect, limit or terminate (i) any plans, programs, or arrangements of the company that are either in writing or regularly made available to a significant number of employees of the Company, (ii) any agreement or arrangement with the Employee that has been reduced to writing, or (iii) any agreements or arrangements hereafter entered into by the parties in writing.


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         6.       Miscellaneous.

                  (a) Notices. Any notice or other communication provided for in this Agreement or contemplated hereby shall be sufficiently given if given in writing and personally delivered or delivered by certified mail, return receipt requested, and addressed, in the case of the Company, to the Company at:

                           EMCON
                           400 S. El Camino Real, Suite 1200
                           San Mateo, CA  94402
                           Attn:  Chairman of the Board

and, in the case of the Employee, to the Employee at:

                           R. Michael Momboisse
                           1920 Polk Court
                           Mountain View, CA  94040

Either party may designate a different address by giving written notice of change of address in the manner provided above.

                  (b) Waiver. No waiver or modification in whole or in part of this Agreement, or any term or condition hereof, shall be effective against any party unless in writing and duly signed by the party sought to be bound. Any waiver of any breach of any provision hereof or any right or power by any party on one occasion shall not be construed as a waiver of, or a bar to, the exercise of such right or power on any other occasion or as a waiver of any subsequent breach.

                  (c) Binding Effect; Successors. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Company and the Employee and their respective heirs, legal representatives, successors and assigns. For purposes of the foregoing, the successors to the Company shall include, without limitation, successors (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Company (a "Company Successor"). If the Company shall be merged into or consolidated with another entity, the provisions of this Agreement shall be binding upon and inure to the benefit of the entity surviving such merger or resulting from such consolidation. The provisions of this paragraph 6(c) shall continue to apply to each subsequent employer of the Employee hereunder in the event of any subsequent merger, consolidation or transfer or assets of such subsequent employer.

                  (d) Separability. Any provision of this Agreement which is unenforceable or invalid in any jurisdiction shall be ineffective in such jurisdiction to the extent that it is unenforceable or invalid without affecting the remaining provisions hereof, which shall continue in full force and effect. The unenforceability or invalidity of a provision of this Agreement in one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (e) Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed therein.

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         IN WITNESS  WHEREOF,  the Company and the Employee  have  executed this
Agreement as of the day and year first above written.

                                    COMPANY:
                                    EMCON, a California Corporation



                                    By: /s/ Douglas P. Crane
                                        ---------------------------------------
                                        Douglas P. Crane, Chairman of the Board


                                    EMPLOYEE:



                                    By: /s/ R. Michael Momboisse
                                        ------------------------
                                        R. Michael Momboisse


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                                    EXHIBIT A
                                   DEFINITIONS

         As used in this Agreement, and unless the context requires a different meaning, the following terms mean:

         (i) "Cause" means (a) theft, dishonesty or falsification of any employment or Company records; (b) improper disclosure of the Company's confidential or proprietary information; (c) any intentional act by Employee which has a material detrimental effect on the Company's reputation or business; or (d) failure to perform any reasonable assigned duties, which failure is not cured within thirty (30) days following written notice of such failure from the Company.

         (ii) "Change of Control Event" means an Ownership Change of which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least seventy percent (70%) of the beneficiary interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation.

         (iii) An "Ownership Change" shall be deemed to have occurred in the event any of the following events occurs with respect to the Company;

                  A. the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

                  B. a merger or consolidation in which the Company is a party;

                  C. the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                  D.       a liquidation or dissolution of the Company.

         (iv) A voluntary termination of employment by the Employee for "Good Reasons" means a termination of employment following: (a) a Deemed Demotion which results without the Employee's express written consent and which continues, for a period of twenty (20) days after written notice thereof to the Company from the Employee with a "Deemed Demotion" being defined as (i) the assignment to the Employee of any duties, or any limitation of the Employee's responsibilities, inconsistent with the Employee's positions, duties, responsibilities and status with the Company immediately prior to the date of the Change of Control Event, or (ii) a removal of the Employee from the Employee's position with the Company held by the Employee in contemplation of a Change of Control Event, except in connection with the termination of the employment of the Employee by the Company for Cause or as a result of the death or Permanent Disability of the Employee; (b) any failure by the Company to pay, or any reduction by the Company of, the Employee's base annual salary or bonus compensation in effect immediately prior to the date of the Change of Control Event; (c) any failure by the Company to (i) continue to provide the Employee with the opportunity to participate, on terms no less favorable than those in effect immediately prior to the date of the Change of Control Event, in any benefit plans and programs, including, but not limited to, the Company's life, disability, health, dental, medical, bonus savings and retirement plans in which the Employee was participating immediately prior to the date of the Change of

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Control Event, or their equivalent,  or (ii) provide the Employee with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any executive, management or administrative group which customarily includes a person holding the employment position with the Company then held by the Employee; (d) without the Employee's express written consent, the relocation of the principal place of the Employee's employment to a location that is more than 20 miles further from the Employee's principal residence than such principal place of employment immediately prior to the date of the Change of Control Event, or the imposition of travel requirements on the Employee not substantially consistent with normal day-to-day travel requirements existing immediately prior to the date of the Change of Control Event and/or (e) a good faith determination by the Employee, in his sole judgment, that the continuation of the Employees employment with the company is no longer in the best interests of the Company.

         (iv) "Permanent Disability" means, as applied to the Employee, that (a) he has been totally incapacitated by bodily injury or disease so as to be prevented thereby from engaging in any occupation or employment for remuneration or profit, (b) such total incapacity shall have continued for a period of six consecutive months and (c) such total incapacity will, in the opinion of a qualified physician, be permanent and continuous during the remainder of the Employee's life.

         (v) "Termination" means any termination of the employment of the Employee following the occurrence of any Change of Control Event, by the Company without Cause or by the Employee for Good Reason; provided, however, that "Termination" shall not include any termination of the employment of the Employee (a) by the Company as a result of the Permanent Disability of the Employee or (b) as a result of the death of the Employee.



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